Exhibit10.16

REAL ESTATE PURCHASE OPTION AND CONTRACT

The undersigned Buyer agrees to buy, and the undersigned Seller agrees to sell, upon the terms hereinafter set forth in this Real Estate Purchase Option and Contract (this “Contract”), the parcel of real property located in the State of Texas, County of San Patricio, with an address of 200 F.M. 1069, Ingleside, Texas 78362 consisting of approximately 212 acres and any and all improvements located thereon (the “Property”), as described more particularly on Exhibit A attached hereto and made a part hereof. As used herein, the “Effective Date” shall mean the date that this Contract is duly executed by both Buyer and Seller.

1. The Purchase Price: The Purchase Price shall be Fifty Five Million Dollars ($55,000,000), payable in cash or other immediately available funds at Closing (as defined in paragraph 3).

2. Option Period; Contingencies: Buyer shall have the exclusive option to purchase the Property beginning on the date of full execution of this Contract and expiring at 5:00pm CST on April 25, 2018 (the “Option Period”) by delivering written notice thereof to Seller any time during the Option Period (“Option Exercise Notice”), provided, however that Buyer may, at its option, extend the Option Period until 5:00pm CST on May 25, 2018 by delivering written notice thereof to Seller on or before 5:00pm CST on April 24, 2018 and depositing the Additional Earnest Money with the Escrow Agent as described in Paragraph 9 of this Contract which Additional Earnest Money shall be considered a part of the Earnest Money for the purposes of this Contract. During the Option Period, Buyer shall have the right to perform any inspections or other such due diligence with respect to, or in connection with, the Property as desired by Buyer (“Inspections”), and Seller shall reasonably cooperate with Buyer in connection with Buyer’s performance of such Inspections, including, without limitation, providing Buyer with access to the Property as may be reasonably required by Buyer to perform any and all such Inspections, provided (i) Buyer provides at least 24 hours’ notice to Seller of its intention to conduct Inspections on the Property, and (ii) all costs of Inspections are borne by Buyer. The Inspections may include, without limitation, the following:

(a) Title. Seller has provided a commitment to insure title to the Property issued by Alamo Title Company, 5599 San Felipe Suite 1400, Houston, Texas, 77056 (the “Title Company”) with respect to the Property (the “Title Commitment”). Attached hereto as Exhibit B is a list of those covenants, restrictions, easements, agreements and other encumbrances or matters shown in the Title Commitment that Buyer shall accept at closing (“Permitted Exceptions”). If any covenants, restrictions, easements, agreements or encumbrances, other than the Permitted Exceptions, are uncovered prior to Closing (“Non-Permitted Exceptions”) then, in addition to any other rights or remedies that Buyer may have hereunder, Buyer may, at its option, either (i) postpone Closing for a reasonable period of time to allow Seller to remove such Non-Permitted Exceptions, or (ii) proceed to Closing with a credit against the Purchase Price in the greater of (x) the reasonably estimated cost to remove the Non-Permitted Exceptions from title or (y) the reduced value of the Property resulting therefrom. At Closing, Seller shall deliver such affidavits and other documents required by the Title Company in connection with the Title Policy and the Closing. The issuance of a Title Policy pursuant to the Title Commitment is a condition precedent to the parties’ obligation to proceed to Closing under this Contract. The Title Policy

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shall be in a form reasonably acceptable to Buyer and in the amount of the Purchase Price, showing title to the Property vested of record in Buyer in fee simple, subject only to the Permitted Exceptions. At Closing, (i) title to the Property shall be fee simple absolute, free and clear of all mortgages, security interests, and liens, and any and all encumbrances other than the Permitted Exceptions, and (ii) the Property shall be insurable as such by any reputable title insurance company authorized to issue title insurance in the state where the Property is located, at such company’s regular rates, pursuant to a standard form ALTA owner’s form of policy (“Title Policy”).

(b) Survey. Buyer shall have the right to obtain, at Buyer’s cost and expense, a survey of the Property, together with certification of the surveyor as may be required by Buyer (the “Survey”).

(c) Environmental Conditions. Buyer shall have the right, and Seller shall provide Buyer access to the Property reasonably necessary, to perform and obtain environmental assessments, inspections and reports regarding the soils, ground water, topography, geology and other conditions of the Property, together with reliance letters of the preparers of such reports as may be required by Buyer (“Environmental Reports”). If the Environmental Reports reveal any environmental matters adversely affecting the Buyer’s contemplated use of the Property (the “Environmental Conditions”), Buyer may notify Seller of such Environmental Conditions (the “Environmental Notice”). Upon receipt of an Environmental Notice, Seller shall have the right, but not the obligation to, cure any disapproved Environmental Conditions and shall notify Buyer of such decision within ten (10) days after Seller’s receipt of such Environmental Notice.

(d) Easements; Access Rights. Buyer and Seller shall cooperate to secure any and all easements, rights of way, consents, amendments, variances, permits and or approvals from third parties as are necessary in order to permit Buyer to have ingress and egress to and full use and enjoyment of the Property in the manner and for the purposes contemplated by Buyer.

3. Closing: The closing of the purchase and sale of the Property (the “Closing”) shall be on a date chosen by Seller and Buyer not later than thirty (30) days after Buyer delivers to Seller the Option Exercise Notice. Buyer’s obligations to Close under this Contract are subject to and contingent upon the occurrence of the following as of the date of Closing: (a) all of Seller’s representations and warranties hereunder shall remain true and correct in all material respects; (b) no moratorium, statute, order, regulation, ordinance or judgment of any court or governmental agency shall have been enacted, adopted, issued or initiated that would materially and adversely affect the Property or Buyer’s use thereof as contemplated herein; and (c) the parties shall have delivered all documents and other deliverables listed in paragraph 4 hereof or as otherwise required by this Contract.

4. Deliverables:

(a) Seller’s Deliverables at Closing. At Closing, Seller shall deliver the following

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documents and materials, all of which shall be in form and substance reasonably acceptable to the parties and the Title Company: (i) a duly executed and acknowledged special warranty deed (the “Deed”); (ii) a certificate duly executed by Seller that as of the date of Closing all representations and warranties by Seller set forth in this Contract remain true and correct in all material respects; (iii) a certification duly executed by Seller, certifying that Seller is not a “foreign person”, pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended (“Section 1445”); (iv) a general instrument of transfer, pursuant to which Seller shall convey and assign to Buyer all of Seller’s right, title and interest in and to all personal property and other rights of Seller relating to the Property (“General Instrument of Transfer”); (v) such affidavits and indemnities as the Title Company may reasonably require in connection with the Deed, transfer or documentary stamp tax, and otherwise in order to issue the Title Policy and omit from the Title Policy all exceptions for (1) parties in possession, (2) mechanic’s liens, (3) unrecorded assessments and other matters an accurate survey of the Property would disclose, and (4) nondelinquent real estate taxes, water and sewer and other charges of municipal and governmental authorities and utility companies; (vi) a closing statement showing closing costs and prorations, calculated in accordance with paragraph 5 hereof, in form and substance satisfactory to Buyer and Seller (the “Closing Statement”); and (v) if Seller is an entity, confirmation of the existence and subsistence of Seller, and the authority of those executing for Seller, including without limitation, the following documents issued no earlier than thirty (30) days prior to Closing: (a) a good standing certificate in the state of Seller’s organization, and (b) a duly executed certificate from any officer of Seller confirming the incumbency of the signatories and the current force and effect of the resolution authorizing the execution of the documents under this Contract.

(b) Buyer’s Deliverables at Closing. On the date of Closing, Buyer shall: (i) deliver at the
Closing the Purchase Price for the Property (plus any additional funds necessary to pay Buyers’ share of closing costs and prorations, minus any credits granted to Buyer as set forth herein and minus the Earnest Money) in immediately available funds; (ii) sign the Closing Statement; and (iii) deliver confirmation of the existence and subsistence of Buyer, and the authority of those executing for Buyer, including without limitation, the following documents issued no earlier than thirty (30) days prior to Closing: (a) a good standing certificate in the state of Buyer’s organization, and (b) a duly executed certificate from any officer of Buyer confirming the incumbency of the signatories and the current force and effect of the resolution authorizing the execution of the documents under this Contract.

5. Closing Costs and Prorations: At the Closing, closing costs shall be paid and prorations made as follows:

(a) Closing Costs. Except as otherwise expressly provided herein, Seller shall pay at the
Closing: the costs of releasing any mortgage, financing statement, or other debt security, or any attachments, assessments, delinquent real estate taxes or mechanic’s or materialmen’s liens outstanding against the Property, conveyance fees, and any other costs that Seller is required or otherwise determines, in its sole discretion, to pay in accordance with the terms of this Contract. Additionally, Seller shall pay the cost of the base premium of the owner’s Title Policy and 50%

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of any escrow fees charged by the Title Company in connection with this Contract. Buyer shall pay the costs of any Survey , recording the Deed and any mortgage or financing instrument, any special endorsements to the Title Policy not required to cure any Non-Permitted Exceptions required to be cured by Seller and 50% of any escrow fees charged by the Title Company in connection with this Contract.

(b) Taxes. All real property taxes and assessments (“Taxes”) (including penalties thereon) which are delinquent shall be paid at Closing out of funds due Seller. Any non-delinquent Taxes shall be prorated on an accrual basis based on, if not yet fully determined as of the Closing, the most recently available tax bill.

6. Damage or destruction of property: Risk of loss to the real estate and appurtenances shall be borne by Seller until Closing. If all or a portion of the Property covered by this Contract shall be substantially damaged or destroyed, Seller shall promptly notify Buyer thereof in writing. If such substantial damage or destruction occurs between the date of the Option Exercise Notice and the Closing, Buyer may either (a) terminate this Contract and receive a refund of the Earnest Money which Seller shall refund and pay to Buyer within thirty (30) days after such termination, or (b) proceed with the Closing and be entitled to all insurance money, if any, payable to Seller under all policies covering the Property which shall be paid by Seller to buyer at Closing (or pursuant to the terms of a mutually agreeable post-closing agreement executed between Seller and Buyer at Closing if such costs are not known at the time of Closing).

7. Seller’s Due Diligence Materials & Income-producing agreements: Within fifteen (15) days after the Effective Date, Seller shall deliver to Buyer copies of any title insurance commitment, title policy, Property survey, environmental assessments, and leases, contracts or other agreements affecting the Property. Seller shall, at Buyer’s option following its delivery to Seller of the Option Exercise Notice, either (i) convey and assign to Buyer, to the extent permitted, any and all of Seller’s interest in any leases, contracts or other agreements affecting the Property via a mutually agreeable assignment of leases and/or contracts agreement to be signed by the parties at Closing to effectuate such conveyance, or (ii) terminate such leases, contracts or other agreements affecting the Property prior to Closing, if terminable, and deliver proof thereof to Buyer on or prior to Closing.

8. Seller’s Representations and Warranties: As a material inducement to the execution and delivery of this Contract by Buyer and the performance by Buyer of its duties and obligations hereunder, Seller does hereby warrant and represent to Buyer as of the Effective Date and as of the date of Closing:

(a) Information. Except as set forth herein, Seller has no knowledge of any information affecting the Property that has or would have a material adverse impact on Buyer’s ability to use, lease and operate the Property as contemplated by Buyer.

(b) Legal Compliance. Except as disclosed to Buyer, Seller has no knowledge of any past or continuing violation or alleged violation of any legal requirement affecting the Property; including, without limitation, any past or continuing violation or alleged violation of any local,

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state or federal environmental, zoning, subdivision, fire or other law, ordinance, code, regulation, rule or order. In addition to the foregoing, to Seller’s knowledge, the Property complies with all applicable building and zoning codes and all laws, statutes, codes ordinances, rules and regulations relating to the environment.

(c) Litigation. Seller has no knowledge of any pending or threatened claims, actions, suits, litigation or governmental proceeding affecting the Property.

(d) Other Agreements. To Seller’s knowledge, there are no agreements or understandings, oral or written, with any person, entity or governmental authority affecting the Property which could give rise to claims affecting the Property.

(e) Governmental Actions. Seller has no knowledge of any threatened or pending condemnation or eminent domain proceeding, special assessment, rezoning or moratorium affecting the Property.

(f) Due Authorization. Seller is duly organized and validly existing under the laws of its state of formation. Seller has the right, power and authority to enter into this Contract and to convey the Property in accordance with the terms and conditions of this Contract, to engage in the transactions contemplated in this Contract and to perform and observe the terms and provisions hereof. Seller has taken all necessary action to authorize the execution, delivery and performance of this Contract, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Contract and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

(g) Environmental Matters. To Seller’s knowledge, other than as identified in the environmental reports furnished to Buyer and set forth on Schedule 8(g), the Property is not in violation of any Environmental Law (as defined below) and, except as set forth in Schedule 8(g), Seller has no knowledge of (i) the presence on or about the Property of any Hazardous Materials (as defined below); (ii) any release or threatened release of any Hazardous Materials on or affecting the Property; or (iii) the existence of any underground storage tanks on or about the Property. Seller has received no notice of any investigation or proceeding by any governmental agency concerning the presence or alleged presence, release or threatened release of Hazardous Materials on the Property within the last 5 years. The term “Environmental Law” includes any federal, State or local law, ordinance or regulation pertaining to health, industrial hygiene, waste disposal, or the environment, including, without limitation: the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the federal Superfund Amendments and Reauthorization Act of 1986, the federal Resource Conservation and Recovery Act of 1976, the federal Clean Air Act, the federal Water Pollution Control Act and federal Clean Air Act of 1977, the federal Insecticide, Fungicide and Rodenticide Act. the federal Pesticide Act of 1977, the federal Toxic Substances Control Act, the federal Safe Drinking Water Act, the federal Hazardous Materials Transportation Act, and any amendments thereto and regulations

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adopted and publications promulgated pursuant thereto. The term “Hazardous Materials” includes oil and petroleum products, asbestos, polychlorinated biphenyl, radon and urea formaldehyde, and any other materials classified as hazardous or toxic or as pollutants or contaminants under any Environmental Law.

If at any time after the Effective Date Seller has received or at any time does receive notice, knowledge or information as to the presence, alleged presence, release or threatened release of Hazardous Materials on or about the Property other than as previously disclosed by Seller to Buyer, Seller agrees to provide to Buyer all information and data as to such Hazardous Materials immediately upon receipt of same and Buyer shall have the option to terminate this Contract and receive a refund of the Earnest Monies which shall by paid and refunded by Seller to Buyer within thirty (30) days after such termination.

(h)    Anti-Terrorism Laws. Neither Seller nor any of Seller’s respective constituents or affiliates nor any of their respective agents acting or benefiting in any capacity in connection with the purchase of the Property is in violation of any laws relating to terrorism or money laundering, including but not limited to, Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001 (the “Executive Order”), as amended from time to time, and the U.S. Bank Secrecy Act of 1970, as amended by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, and as otherwise amended from time to time (collectively, with the Executive Order, the “Anti-Terrorism Law”). Neither Seller nor any of Seller’s respective affiliates nor any of their respective agents acting or benefiting in any capacity in connection with the purchase of the Property is a “Prohibited Person” under the Anti-Terrorism Law.

9. Earnest Money. Buyer shall deposit one and thirty six hundredths (1.36%) percent of the Purchase Price for a sum of Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000) (“Earnest Money”) with Alamo Title Company (the “Escrow Agent”) within two (2) business days of the Effective Date, which Escrow Money shall be delivered to Seller upon recordation of a memorandum of option agreement, in the form set forth in Schedule 9, in the office of the San Patricio County Recorder of Deeds. The Earnest Money shall be applied to the Purchase Price at the Closing and, in the absence of a Closing, shall be retained by Seller in all circumstances other than a breach of this Contract by Seller (including, without limitation, Seller’s failure or refusal to close) or as expressly specified otherwise in this Contract, in which event Seller shall be required to return and pay such Earnest Money to Buyer within thirty (30) days after Buyer’s demand therefor. In the event Buyer extends the Option Period for an additional thirty (30) days in accordance with paragraph two (2), the Buyer shall deposit an additional One Hundred Fifty Thousand and 00/100 Dollars ($150,000) (“Additional Earnest Money”) with Alamo Title Company simultaneous with its notice of such extension . The Escrow Agent shall in turn immediately disburse the Additional Earnest Money to Seller, and such Additional Earnest Money shall be considered to be part of the Earnest Money for all purposes under this Contract and shall be distributed and applied in the same manner as such Earnest Money under this Contract.

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10. Breach by Seller. In the event that Buyer delivers to Seller an Option Exercise Notice and Seller shall default in its obligations to close as required hereunder for any reason other than Buyer’s default, Buyer, as its sole and exclusive remedy, may either (i) terminate this Contract and receive a full refund of the Earnest Money, or (ii) enforce specific performance of this Contract by filing appropriate proceeding in a court of competent jurisdiction.

11. Breach by Buyer. In the event that Buyer delivers to Seller an Option Exercise Notice and Buyer shall default in its obligations to close as required hereunder for any reason other than Seller’s default, Seller may terminate this Contract and retain the Earnest Money paid to Seller which shall be deemed to be Seller’s full and complete liquidated damages (and not a penalty) and Seller’s sole and exclusive remedy and relief hereunder

12. Buyer’s Representations and Warranties: As a material inducement to the execution and delivery of this Contract by Seller and the performance by Seller of its duties and obligations hereunder, Buyer does hereby warrant and represent to Seller as of the Effective Date and as of the date of Closing as follows: Buyer is duly organized and validly existing under the laws of its state of formation. Buyer has the right, power and authority to enter into this Contract and to convey the Property in accordance with the terms and conditions of this Contract, to engage in the transactions contemplated in this Contract and to perform and observe the terms and provisions hereof. Buyer has taken all necessary action to authorize the execution, delivery and performance of this Contract, and upon the execution and delivery of any document to be delivered by Buyer on or prior to the Closing, this Contract and such document shall constitute the valid and binding obligation and agreement of Buyer, enforceable against Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors.

13. Miscellaneous:

(a) This Contract shall be binding upon the parties hereto, and their respective successors and assignees. All agreements, representations and warranties by the respective parties contained herein are intended to and shall remain true and correct as of the Closing, shall be deemed to be material, and shall survive the delivery of the Deed and transfer of title. Any covenants and conditions herein that must be operative after delivery of the Deed to be effective shall be so operative and shall not be deemed to have been merged in the Deed.

(b) This Contract contains all of the covenants, conditions and agreements between the parties with respect to the subject matter hereof and shall supersede all prior correspondence, agreements and understandings, both oral and written to the extent related to the subject matter hereof. The parties intend that this Contract constitutes the complete and exclusive statement of its terms and that no extrinsic evidence may be introduced in any proceeding involving this Contract. This Contract may not be changed or amended orally, but only by an agreement in writing. No waiver shall be effective hereunder unless given in writing, and waiver shall not be inferred from any conduct of either party.

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(c) All notices required or permitted to be given pursuant to the terms hereof shall be in writing and shall be delivered either by hand delivery, by overnight delivery service, or by deposit in the United States mail, registered or certified mail, postage prepaid. All such notices shall be addressed to the applicable party at its address set forth on the signature page hereof. The foregoing addresses may be changed by written notice to the other party as provided herein. Notices shall be deemed received upon delivery if delivered by hand or by overnight delivery service or by facsimile transmission, or three (3) days after being sent by registered or certified mail (unless a signed receipt evidences earlier delivery).

(d) In construing this Contract, all headings and titles are for the convenience of the parties only and shall not be considered a part of this Contract. Whenever required by the context, the singular shall include the plural and the masculine shall include the feminine and vice versa. All exhibits attached hereto are incorporated in this Contract by reference thereto.

(e) Time is of the essence of every provision herein contained. Whenever the date or deadline for any action to be taken is not a business day, the relevant date or deadline shall be the next business day.

(f) This Contract shall be governed by the laws of the State of Texas

(g) Each party represents to the other that no broker or finder has been engaged who may claim a fee or commission in connection with the transaction contemplated hereby, with the exception of CBRE, Inc., and W.L. Bates Co. Inc., which shall be compensated by Seller at closing according to a prior separate agreement. Each party shall indemnify, defend and hold the other party harmless from and against any loss, cost or expense, including, but not limited to, attorneys’ fees and court costs, resulting from any claim for a fee or commission by any other broker or finder in connection with the Property or this Contract as a result of the acts or omissions of such party.

(h) If any provision of this Contract is held to be illegal, invalid, or unenforceable under present or future laws, such provisions shall be fully severable; this Contract shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Contract; and the remaining provisions of this Contract shall remain in full force and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Contract. In lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Contract a provision similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid, or enforceable.

IN WITNESS WHEREOF, the parties hereto have caused this Real Estate Purchase Option and Contract to be executed by their respective duly authorized representatives on this, the 20th day of December, 2017.

BUYER:

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Signed in the presence of:	BUCKEYE PIPE LINE CO., L.P.
By: MainLine L.P., Its general partner
/s/ Robert Harris	By: MainLine GP LLC, Its general partner
Robert Harris	By: /s/ Ismael Hernandez
Witness
Print Name: Ismael Hernandez__________ Title: VP Global Marine BD____________
Buyer’s Address:
5 Tek Park
9999 Hamilton Blvd.
Breinigsville, PA 18031

SELLER:

Signed in the presence of:	Gulf Marine Fabricators. L.P.

/s/ James Jordan_ __________    By: /s/ Kirk Meche_____________________
James Jordan_______________
Witness:    Print Name: Kirk Meche______________

Title: President, CEO and Director___

Seller’s Address:
16225 Park Ten Place
Suite 280
Houston, TX 77084

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Exhibit “A”
ALTA Survey Sheet 1

INGLESIDE, TX
LOCATION

VICINITY MAP
N.T.S.

LEGEND

Symbol	Description
	PROPERTY LINE (SUBJECT TRACT)
	PROPERTY LINE (ADJOINER)
	EASEMENT LINE
	CENTERLINE EASEMENT
	CENTERLINE ROAD
	EDGE OF ROAD
	OVERHEAD POWER LINE
	COUNTY LINE
	SURVEY/ABSTRACT LINE
	FEMA FLOOD ZONE LINE
	1938 SHORE LINE
	COE R.O.W. LINE
	CENTERLINE INTRACOASTAL WATERWAY
	TOPOGRAPHIC LINES
	PARKING SPACES (586)
	HANDICAPPED PARKING SPACE (1)
	PROPERTY ACCESS POINT
	POWER POLE
	FOUND CONCRETE MONUMENT
	FOUND IRON ROD

LINE/CURVE TABLES

(SURVEYED)

LINE	BEARING	DISTANCE
L1	[illegible]	[illegible]
L2	[illegible]	[illegible]
L3	[illegible]	[illegible]
L4	[illegible]	[illegible]
L5	[illegible]	[illegible]
L6	[illegible]	[illegible]
L7	[illegible]	[illegible]
L8	[illegible]	[illegible]
L9	[illegible]	[illegible]
L10	[illegible]	[illegible]
L11	[illegible]	[illegible]
L12	[illegible]	[illegible]
L13	[illegible]	[illegible]
L14	[illegible]	[illegible]
L15	[illegible]	[illegible]
L16	[illegible]	[illegible]
L17	[illegible]	[illegible]
L18	[illegible]	[illegible]
L19	[illegible]	[illegible]
L20	[illegible]	[illegible]
L21	[illegible]	[illegible]
L22	[illegible]	[illegible]
L23	[illegible]	[illegible]
L24	[illegible]	[illegible]
L25	[illegible]	[illegible]
L26	[illegible]	[illegible]
L27	[illegible]	[illegible]
L28	[illegible]	[illegible]
L29	[illegible]	[illegible]
L30	[illegible]	[illegible]
L31	[illegible]	[illegible]
L32	[illegible]	[illegible]
L33	[illegible]	[illegible]
L34	[illegible]	[illegible]

(RECORDED)

LINE	BEARING	DISTANCE
L1	[illegible]	[illegible]
L2	[illegible]	[illegible]
L3	[illegible]	[illegible]
L4	[illegible]	[illegible]
L5	[illegible]	[illegible]
L6	[illegible]	[illegible]
L7	[illegible]	[illegible]
L8	[illegible]	[illegible]
L9	[illegible]	[illegible]
L10	[illegible]	[illegible]
L11	[illegible]	[illegible]
L12	[illegible]	[illegible]
L13	[illegible]	[illegible]
L14	[illegible]	[illegible]
L15	[illegible]	[illegible]
L16	[illegible]	[illegible]
L17	[illegible]	[illegible]
L18	[illegible]	[illegible]
L19	[illegible]	[illegible]
L20	[illegible]	[illegible]
L21	[illegible]	[illegible]
L22	[illegible]	[illegible]
L23	[illegible]	[illegible]
L24	[illegible]	[illegible]
L25	[illegible]	[illegible]
L26	[illegible]	[illegible]
L27	[illegible]	[illegible]
L28	[illegible]	[illegible]
L29	[illegible]	[illegible]
L30	[illegible]	[illegible]
L31	[illegible]	[illegible]
L32	[illegible]	[illegible]
L33	[illegible]	[illegible]
L34	[illegible]	[illegible]

(SURVEYED)

CURVE	ARC LENGTH	RADIUS	DELTA ANGLE	CHORD BEARING	CHORD LENGTH
C1	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
C2	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

(RECORDED)

CURVE	ARC LENGTH	RADIUS	DELTA ANGLE	CHORD BEARING	CHORD LENGTH
C1	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
C2	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]

NOTES:

1. ALL SURVEYING WAS PERFORMED BY LW SURVEY COMPANY FROM GPS OBSERVATIONS. THIS DRAWING REPRESENTS THE CONDITIONS THAT EXISTED AT THE TIME OF THE SURVEY CONDUCTED NOVEMBER 13 - 16, 2017.
2. GROSS LAND AREA = 180.30 ACRES (7,853,874.492 SQ. FT).
3. METES AND BOUNDS DESCRIPTION ACCOMPANIES THIS DRAWING.
4. BEARINGS BASED ON THE TEXAS STATE PLANE COORDINATES (SOUTH CENTRAL ZONE), NAD83.
5. TRACTS A, B, AND C ARE CONTIGUOUS WITH NO APPARENT GAPS OR GORES BETWEEN THEM.
6. NO PHYSICAL ADDRESS OBSERVED THROUGHOUT TRACTS A, B, AND C.
7. SOME FEATURES SHOWN ON THIS SURVEY MAY BE OUT OF SCALE FOR CLARITY.
8. THERE ARE NO VISIBLE ENCROACHMENTS.
9. THERE IS NO ZONING INFORMATION AVAILABLE TO PLAT.
10. TRACT A HAS DIRECT PHYSICAL ACCESS TO FM ROAD 1069, A PUBLICLY DEDICATED STREET. TRACT B DOES NOT HAVE DIRECT PHYSICAL ACCESS TO FM ROAD 1069, A PUBLICLY DEDICATED STREET. TRACT C DOES NOT HAVE DIRECT PHYSICAL ACCESS TO FM ROAD 1069, A PUBLICLY DEDICATED STREET.
11. DECLARATION IS MADE TO ORIGINAL PURCHASER OF THE SURVEY. IT IS NOT TRANSFERABLE TO ANY ADDITIONAL OR SUBSEQUENT OWNERS.
12. EXCEPTIONS PERTAINING TO OIL AND GAS RECORDS, MINERAL LEASES, ROYALTIES OR RESERVATIONS WERE NOT REVIEWED TO DETERMINE IF THEY DO OR DO NOT AFFECT THE SUBJECT PROPERTY.
13. NO OBSERVABLE EVIDENCE OF EARTH MOVING WORK, BUILDING CONSTRUCTION OR BUILDING ADDITIONS AT TIME OF SURVEY.
14. NO CHANGES IN STREET RIGHT OF WAY LINES EITHER COMPLETED OR PROPOSED. NO OBSERVABLE EVIDENCE OF RECENT STREET OR SIDEWALK CONSTRUCTION REPAIRS.
15. NO OBSERVABLE EVIDENCE OF SITE USE AS A SOLID WASTE DUMP, SUMP OR SANITARY LANDFILL.
16. MAJOR INTERIOR ROADS LOCATED WITH GPS.

Flood Note:
By graphic plotting only, this property is in Zone AE EL 7', Zone X, and Zone VE EL 11', of the Flood Insurance Rate Map, Community Panel Number 48409C 0605E and Community Panel Number 48409C 0610E City of Corpus Christi, Texas, both bear an effective date of November 4, 2016 and is in a Special Flood Hazard Area.

SAN PATRICIO COUNTY, TEXAS

N
VON ZACHARIAS SURVEY PART 1 ABSTRACT 271
SAN PATRICIO NAVIGATION DISTRICT NO. 1 SURVEY PATENT NO. 198, VOL. 26-B
JOHN ROBINSON SURVEY ABSTRACT 225
TRACT A NEW VISION, L.P. 180.31 ACRES DOC. NO. 653135 O.P.R.S.P.C.T.
SAN PATRICIO COUNTY
NUECES COUNTY
F.M. ROAD 1069 40' WIDE - 100' R.O.W. (DEDICATED, ACCEPTED AND OPEN PUBLIC STREET)
FND. 5/8" IRON ROD
FND. CONC. MON.
ZONE AE (EL.=7)
ZONE X
ZONE VE (EL.=11)
ITEM AE FILE NO. 445100 QUITCLAIM TRACT NO. 6 0.269 ACRES
ITEM AE FILE NO. 445100 COMMON BOUNDARY & BULKHEAD LINE 3,661.25 FT.
ITEM AE FILE NO. 445100 QUITCLAIM TRACT NO. 5 0.551 ACRES (PLACED BY PROVIDED POB COORD)
ITEM AE FILE NO. 445100 QUITCLAIM TRACT NO. 4 3.671 ACRES
ITEM AB C.P. & L. CO. EASEMENT TRACT B 3.78 ACRES FILE NO. 347867 O.P.R.S.P.C.T.
ITEM X FILE NO. 94287 C.P. & L. CO. VOL. 187, PG. 61, O.R.S.P.C. POLES DRAWN FROM RIGHT-OF-WAY EASEMENT, LINES MAY BE GONE OR UNDERGROUND. NOT LOCATED ON GROUND.
ITEM V TENNESSEE GAS TRANSMISSION COMPANY 40' R.O.W. & EASEMENT CLERK'S FILE NO. 71075 VOL. 185, PG. 352 D.R.S.P.C.T.
FND. 3" METAL FENCE POST
FND CONC MON

BUILDING		
BUILDING "A" 253'X40'X13' (10,120 SF) METAL BUILDING 586 PARKING SPACES 1 HANDICAP SPACE	**BUILDING "G"** 15'X14'X11' (210 SF) METAL BUILDING	**BUILDING "M"** 21'X10'X8' (210 SF) WOOD GUARD SHACK
BUILDING "B" 103'X40'X27' (5,356 SF) METAL BUILDING	**BUILDING "H"** 21'X12'X12' (252 SF) METAL BUILDING	**BUILDING "N"** 16'X9'X8' (144 SF) WOOD TIME CARD SHACK (IN/OUT) 1 PARKING SPACE (SECURITY GUARD)
BUILDING "C" 62'X62'X14' (3,844 SF) METAL BUILDING	**BUILDING "I"** 61'X35'X15' (2,135 SF) METAL BUILDING	**BUILDING "O"** 20'X8'X8' (160 SF) WOOD TIME CARD SHACK (IN/OUT)
BUILDING "D" 103'X50'X20' (5,150 SF) METAL BUILDING	**BUILDING "J"** 24'X18'X10' (432 SF) METAL BUILDING	**BUILDINGS P-AR** VARIOUS TEMPORARY WOOD BUILDINGS AND STORAGE CONTAINERS
BUILDING "E" 101'X71'X22' (7,171 SF) METAL BUILDING	**BUILDING "K"** 30'X30'X15' (900 SF) METAL BUILDING	
BUILDING "F" 41'X25'X12' (1,025 SF) METAL BUILDING	**BUILDING "L"** 30'X30'X15' (900 SF) METAL BUILDING	

200 0 100 200 400 800
SCALE IN FEET

Title Commitment:

This survey does not constitute a title search by the surveyor. All information regarding record easements, adjoiners, and other documents that might affect the quality of a title to tract shown hereon was gained from Title Commitment prepared by:

Alamo Title Insurance
Commitment No. ATCH17074233

A-G. No opinion.

H-T. Mineral rights. No opinion.

U. Right of Way and Surface Lease Agreement (including right of way easement contained therein) dated January 1, 1947, executed by and between Ingleside Land Company to and with Sun Pipe Line Company, recorded under Clerk's File No. 58885, Volume 153, Page 253, Deed Records of San Patricio County, Texas. Said lease amended by instrument dated June 4, 1973, to surrender and/or release 35 acres, more or less, from original 200 acres lease, recorded under Clerk's file No. 223118, Volume 489, Page 128, Deed Records of San Patricio County, Texas. Agreement dated May 10, 1954, between Commissioner's Court, San Patricio County, Texas and Sun Pipe Co. recorded under Clerk's File No. 95358, Volume 194, Page 591, Deed Records of San Patricio County, releasing provision for construction and maintenance of roadway easement as originally provided for therein. Said lease conveyed and assigned by Blanket Conveyance dated June 5, 1991, from Sun Pipe Line Company to Koch Industries, Inc. recorded under Clerk's File No. 336374, Official Public Records of Real Property of San Patricio County, Texas; final, blanket assignment of all interest dated June 14, 1991 from Koch Industries Inc. to Koch Gathering System, Inc. recorded under Clerk's File No. 397918, Official Public Records of Real Property of San Patricio County, Texas. (Affects Tract A, shown on survey.)

V. Right of Way and Easement dated August 28, 1950, from Ingleside Land Company to Tennessee Gas Transmission Company, recorded under Clerk's File No. 71075, Volume 185, Page 352, Deed Records of San Patricio County, Texas. (Affects Tracts A, B and C, shown on survey.)

W. Right of Way and Easement dated August 11, 1952, from Ingleside Land Company to Central Power and Light Company, recorded under Clerk's File No. 83659, Volume 179, Page 25, Deed Records of San Patricio County, Texas. (Blanket easement, does not appear to affect Tracts A, B, or C. It is a power easement that has evidence of a power poles along the west and east right of way of FM 1069, located at Tract B that has the purpose of supplying power to the existing pipeline (Item 10u). The existing power poles along the road right-of-way coincidentally are next to the existing pipeline, but there does not appear to be any power coming into the pipeline or surface sites in the area.)

X. Right of Way and Easement dated January 27, 1947, from Ingleside Land Company to Central Power and Light Company, recorded under Clerk's File No. 94287, Volume 187, Page 61, Deed Records of San Patricio County, Texas. (Does not appear to affect property. Lines may be gone or underground.)

Y. Right of Way and Easement dated October 15, 1980, from NS Land Company to Central Power and Light Company, recorded under Clerk's File No. 286044, Volume 630, Page 207, Deed Records, San Patricio County, Texas. (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23832, 6, 01, 03). (Affects Tract A, shown on survey).

Z. Right of Way and Easement dated March 24, 1981, from NS Land Company to Central Power and Light Company, recorded under Clerk's File No. 297577, Volume 624, Page 602, Deed Records, San Patricio County, Texas (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23832, 6, 01, 03). (Affects Tract A, shown on survey).

AA. Right of Way and Easement dated November 6, 1981, from Baker's Port, Inc., a Texas Corporation to Central Power and Light Company, recorded under Clerk's File No. 310571, Volume 651, Page 335, Deed Records, San Patricio County, Texas (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23832, 6, 01, 03). (Affects Tract A, shown on survey).

AB. Right of Way and Easement from Baker's Port, Inc. to Central Power and Light Company, dated July 18, 1985, recorded under Clerk's File No. 347867, Deed Records, San Patricio County, Texas. (Partially Defined) (Affects Tract A, shown on survey).

AC. Terms and conditions of Franchise Agreement executed by and between the Port of Corpus Christi Authority of Nueces County, Texas to Aker Gulf Marine dated February 17, 1998, filed for record under Clerks File No. 445235, Official Public Records of San Patricio County, Texas. (Blanket agreement. Affects Tract A).

AD. Agreement with respect to Easement Rights executed by and between Kiewit Construction Group, Inc. and Ingleside Channel and Dock Co., dated February 27, 1990, filed for record in the Office of the County Clerk of San Patricio County under Clerk's File No. 365311 on February 28, 1990, and the Office of the County Clerk of Nueces County under Clerk's File No. 706121, on April 2, 1990. Quitclaim and Termination of Easement Rights dated September 12, 1998, recorded under Clerk's File No. 445396, Official Public Records of San Patricio County, Texas; together with additional rights and covenants contained in said document. (See Item AE, does not affect Tract A, shown on survey).

AE. All terms and conditions contained in Cross Conveyance and Bulkhead Agreement dated February 14, 1998, executed by and between the Port of Corpus Christi Authority of Nueces County, Texas, to and with Aker Gulf Marine, a Texas general partnership, recorded under Clerk's File No. 445100, Official Public Records of San Patricio County, Texas. (Does not affect Tract A, show on survey.)

AF. Easement and/or Right of Way and Station Site Agreement dated September 19, 1963, from Ingleside Land Company to Sun Pipe Line Co. recorded under Clerk's File No. 160415, Volume 295, Page 412, Deed Records of San Patricio County, Texas. (Blanket Easement) (Release of Right of Way from Koch may remove this exception from any policy issued hereunder.)

AG. Easement and/or Right of Way for Station and Site Agreement dated May 29, 1953, from Ingleside Land Company to Sun Pipe Line Co., recorded under Clerk's File No. 89501, Volume 182, Page 548, Deed Records of San Patricio County, Texas. (Blanket Easement, Affects 20,358 Acre tract only.) (Release of Right of Way from Koch may remove this exception from any policy issued hereunder.)

AH. Easement and/or Right of Way dated March 28, 1962, from Ingleside Land Company to Sun Pipe Line Company recorded under Clerk's File No. 145518, Volume 278, Page 413, Deed Records of San Patricio County, Texas. (Blanket Agreement, no opinion.)

AI. Easement and/or Right of Way dated February 5, 1947, from Ingleside Land Company to Central Power and Light Company, recorded under Clerk's File No. 53956, Volume 151, Page 118, Deed Records of San Patricio County, Texas. (Blanket Easement, no opinion. The schedule B item for item AI refers to "Tract II" which may be the same as Tract B, but it is uncertain.)

AJ. Pipeline Right of Way dated June 11, 2002 from CSO Aker Maritime, Inc. to Cabot Oil & Gas Corporation, recorded under Clerk's File No. 512752, Official Real Property Records of San Patricio County, Texas. (Affects Tract C, shown on survey.)

AK. Terms, conditions and stipulations contained in Patent dated August 29, 1958, from State of Texas to San Patricio Navigation District No. 1, Patent No. 198, Volume 26-B, recorded under Clerk's File No. 125183, Volume 237, Page 236, Deed Records of San Patricio County, Texas. (affects Tracts A and B, shown on survey).

AL. Terms, conditions and stipulations contained in Warranty Deed dated April 18, 1973 from San Patricio Navigation District No. 1 to National Steel Company, recorded under Clerk's File No. 228094, Volume 485, Page 394, Deed Records, San Patricio County, Texas. (same land described in item AK, affects Tracts A and B, shown on survey).

AM. Terms and provision contained in Assignment dated January 31, 2008, executed by and between Gulf Marine Fabricators (f/k/a Aker Gulf Marine) to and with New Vision, recorded under Clerk's File No. 653135, Real Property Records of San Patricio County, Texas. (No opinion)

AN. Terms and provision of Industrial District Agreement No. 8 dated April 18, 2016, between the City of Aransas Pass, Texas, and Gulf Marine Fabricators, L.P., recorded at File No. 658642, Official Public Records of San Patricio County, Texas. (Tracts A, B, and C are described in document as recorded in the San Patricio County Clerk Records. No opinion).

AO. Terms and provision of Water Use Permit No. 12800, from Texas Commission on Environmental Quality, to Gulf Marine Fabricators, L.P., recorded at File No. 642303, Official Public Records of San Patricio County, Texas. (No Opinion)

SURVEYOR'S CERTIFICATION

To Morgan, Lewis & Bockius LLP, Buckeye Partners, L.P., Alamo Title Insurance and New Vision, L.P.:

The property herein is one and the same as described in the commitment prepared by Alamo Title Insurance Company under Commitment No. ATCH17074233 with an effective date of October 30, 2017.

This is to certify that this map or plat and the survey on which it is based were made in accordance with the 2016 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Survey, jointly established and adopted by ALTA and NSPS, and includes items 1, 2, 3, 4, 6a, 6b, 7a, 7b1, 7c, 8, 9, 11, 13, 15, 16, 17, 18 & 19 of Table A thereof. The field work was completed on November 16, 2017.

Date of Plat or Map: 12/14/17

12-18-17
ANDREW JIMENEZ
RPLS NO. 6270

STATE OF TEXAS REGISTERED ANDREW JIMENEZ 6270 PROFESSIONAL LAND SURVEYOR

PREPARED BY:

LW SURVEY COMPANY
1619 E. COMMON ST.,
SUITE 1001, BLDG. "J"
NEW BRAUNFELS, TX 78130
Firm No. 10193785
830-387-4525

REVISIONS

NO.	DESCRIPTION	DATE	BY	CHK.
△	FOR ISSUE	12/18/17	DPS	AJ
△				
△				
△				
△				
△				
△				
△				

BUCKEYE PARTNERS, L.P.

NEW VISION, L.P.
TRACT A - 180.31 ACRES
200 F.M. 1069, INGLESIDE, TEXAS

SAN PATRICIO COUNTY — TEXAS

SCALE: 1"=200'	DRAWING CREATION: DPS 11/28/17	CHECKED: AJ 12/01/17	PLOT DATE: DPS 12/18/17

DRAWING NUMBER: 52361-TX-PR-001,000 — REV. 0

{B1208404.2}

Exhibit “A”
ALTA Survey Sheet 2

INGLESIDE, TX
LOCATION
N

VICINITY MAP
N.T.S.

LEGEND

- PROPERTY LINE (SUBJECT TRACT)
- PROPERTY LINE (ADJOINER)
- EASEMENT LINE
- CENTERLINE EASEMENT
- CENTERLINE ROAD
- EDGE OF ROAD
- OVERHEAD POWER LINE
- COUNTY LINE
- SURVEY/ABSTRACT LINE
- FEMA FLOOD ZONE LINE
- 1958 SHORE LINE
- COE R.O.W. LINE
- CENTERLINE INTRACOASTAL WATERWAY
- TOPOGRAPHIC LINES
- PARKING SPACES (586)
- HANDICAPPED PARKING SPACE (1)
- PROPERTY ACCESS POINT
- POWER POLE
- FOUND CONCRETE MONUMENT
- FOUND IRON ROD

LINE TABLES

(SURVEYED)

LINE	BEARING	DISTANCE
L1	N 21°01'38" E	130.28'
L2	S 69°50'17" E	485.94'
L3	S 82°12'39" E	151.99'
L4	S 53°31'42" E	225.80'
L5	S 52°05'04" E	428.22'
L6	S 60°07'29" E	315.94'
L7	S 51°28'19" E	136.24'
L8	S 51°28'20" E	44.54'
L9	S 38°57'18" W	13.39'
L10	S 22°05'45" W	33.49'
L11	N 61°41'44" W	1,758.25'

(RECORDED)

LINE	BEARING	DISTANCE
L1	N 21°18'45" E	130.28'
L2	S 69°33'08" E	485.94'
L3	S 61°55'36" E	151.99'
L4	S 53°14'33" E	225.80'
L5	S 51°51'55" E	428.22'
L6	S 59°50'17" E	315.94'
L7	S 51°09'10" E	136.24'
L8	S 51°09'11" E	44.54'
L9	S 39°14'27" W	13.39'
L10	S 22°22'54" W	33.50'
L11	N 61°24'35" W	1,758.25'

NOTES:

1. ALL SURVEYING WAS PERFORMED BY LW SURVEY COMPANY FROM GPS OBSERVATIONS. THIS DRAWING REPRESENTS THE CONDITIONS THAT EXISTED AT THE TIME OF THE SURVEY CONDUCTED NOVEMBER 13 - 16, 2017.
2. GROSS LAND AREA = 180.20 ACRES (7,853,619.492 SQ. FT).
3. METES AND BOUNDS DESCRIPTION ACCOMPANIES THIS DRAWING.
4. BEARINGS BASED ON THE TEXAS STATE PLANE COORDINATES (SOUTH CENTRAL ZONE), NAD83.
5. TRACTS A, B, AND C ARE CONTIGUOUS WITH NO APPARENT GAPS OR GORES BETWEEN THEM.
6. NO PHYSICAL ADDRESS OBSERVED THROUGHOUT TRACTS A, B, AND C.
7. SOME FEATURES SHOWN ON THIS SURVEY MAY BE OUT OF SCALE FOR CLARITY.
8. THERE ARE NO VISIBLE ENCROACHMENTS.
9. THERE IS NO ZONING INFORMATION AVAILABLE TO PLAT.
10. TRACT A HAS DIRECT PHYSICAL ACCESS TO FM ROAD 1069, A PUBLICLY DEDICATED STREET. TRACT B DOES NOT HAVE DIRECT PHYSICAL ACCESS TO FM ROAD 1069, A PUBLICLY DEDICATED STREET. TRACT C DOES NOT HAVE DIRECT PHYSICAL ACCESS TO FM ROAD 1069, A PUBLICLY DEDICATED STREET.
11. DECLARATION IS MADE TO ORIGINAL PURCHASER OF THE SURVEY. IT IS NOT TRANSFERABLE TO ANY ADDITIONAL OR SUBSEQUENT OWNERS.
12. EXCEPTIONS PERTAINING TO OIL AND GAS RECORDS, MINERAL LEASES, ROYALTIES OR RESERVATIONS WERE NOT REVIEWED TO DETERMINE IF THEY DO OR DO NOT AFFECT THE SUBJECT PROPERTY.
13. NO OBSERVABLE EVIDENCE OF EARTH MOVING WORK, BUILDING CONSTRUCTION OR BUILDING ADDITIONS AT TIME OF SURVEY.
14. NO CHANGES IN STREET RIGHT OF WAY LINES EITHER COMPLETED OR PROPOSED. NO OBSERVABLE EVIDENCE OF RECENT STREET OR SIDEWALK CONSTRUCTION REPAIRS.
15. NO OBSERVABLE EVIDENCE OF SITE USE AS A SOLID WASTE DUMP, SUMP OR SANITARY LANDFILL.
16. MAJOR INTERIOR ROADS LOCATED WITH GPS.

Flood Note:

By graphic plotting only, this property is in Zone AE EL 7', Zone AE EL 9' and Zone AE EL 10', of the Flood Insurance Rate Map, Community Panel Number 48409C 0605E and Community Panel Number 48409C 0610E City of Corpus Christi, Texas, both bear an effective date of November 4, 2016 and is in a Special Flood Hazard Area.

SAN PATRICIO COUNTY, TEXAS

A. D. MILROY SURVEY ABSTRACT 408
SAN PATRICIO NAVIGATION DISTRICT NO. 1 SURVEY PATENT NO. 198, VOL. 28-B
ITEM AK
SAN PATRICIO COUNTY
NUECES COUNTY
TRACT C
NEW VISION, L.P.
26.356 ACRES
DOC. NO. 553138
O.P.R.S.P.C.T.
TRACT B
NEW VISION, L.P.
5.348 ACRES
DOC. NO. 553138
O.P.R.S.P.C.T.
FND. 5/8" IRON ROD
P.O.B.
FND. 5/8" IRON ROD
N:13,127,387.02'
E: 2,353,278.72'
ITEM V
TENNESSEE GAS
TRANSMISSION COMPANY
40.0 R.O.W. & EASEMENT
CLERK'S FILE NO. 71075
VOL. 185, PG. 352
D.R.S.P.C.T.
JOHN ROBINSON SURVEY ABSTRACT 225
TRACT A
NEW VISION, L.P.
180.51 ACRES
DOC. NO. 553138
O.P.R.S.P.C.T.
ITEM AE
FILE NO. 445100
QUITCLAIM TRACT NO. 5
0.551 ACRES
ITEM AE
FILE NO. 445100
QUITCLAIM TRACT NO. 6
0.289 ACRES
L1
L2
L3
L4
L5
L6
L7
L8
L9
L10
L11
100 0 50 100 200 400
SCALE IN FEET

Title Commitment:

This survey does not constitute a title search by the surveyor. All information regarding record easements, adjoiners, and other documents that might affect the quality of a title to tract shown hereon was gained from Title Commitment prepared by:

Alamo Title Insurance
Commitment No. ATCH17074233

A-G. No opinion.

H-T. Mineral rights. No opinion.

U. Right of Way and Surface Lease Agreement (including right of way easement contained therein) dated January 1, 1947, executed by and between Ingleside Land Company to and with Sun Pipe Line Company, recorded under Clerk's File No. 56865, Volume 153, Page 263, Deed Records of San Patricio County, Texas. Said lease amended by instrument dated June 4, 1973, to surrender and/or release 95 acres, more or less, from original 200 acres lease, recorded under Clerk's file No. 229116, Volume 486, Page 128, Deed Records of San Patricio County, Texas. Agreement dated May 10, 1954, between Commissioner's Court, San Patricio County, Texas and Sun Pipe Co, recorded under Clerk's File No. 99358, Volume 194, Page 591, Deed Records of San Patricio County, releasing provision for construction and maintenance of roadway easement as originally provided for therein. Said lease conveyed and assigned by Blanket Conveyance dated June 5, 1991, from Sun Pipe Line Company to Koch Industries, Inc, recorded under Clerk's File No. 392374, Official Public Records of Real Property of San Patricio County, Texas; final, blanket assignment of all interest dated June 14, 1991 from Koch Industries Inc, to Koch Gathering System, Inc, recorded under Clerk's File No. 397619, Official Public Records of Real Property of San Patricio County, Texas. (Affects Tract A, shown on survey.)

V. Right of Way and Easement dated August 28, 1962, from Ingleside Land Company to Tennessee Gas Transmission Company, recorded under Clerk's File No. 71075, Volume 185, Page 352, Deed Records of San Patricio County, Texas. (Affects Tracts A, B and C, shown on survey.)

W. Right of Way and Easement dated August 11, 1962, from Ingleside Land Company to Central Power and Light Company, recorded under Clerk's File No. 83659, Volume 170, Page 25, Deed Records of San Patricio County, Texas. (Blanket easement, does not appear to affect Tracts A, B, or C. It is a power easement that has evidence of a power poles along the west and east right of way of FM 1069, located at Tract B that has the purpose of supplying power to the existing pipeline (item 10u). The existing power poles along the road rights-of-way coincidentally are next to the existing pipeline, but there does not appear to be any power coming into the pipeline or surface sites in the area.)

X. Right of Way and Easement dated January 27, 1947, from Ingleside Land Company to Central Power and Light Company, recorded under Clerk's File No. 54267, Volume 187, Page 61, Deed Records of San Patricio County, Texas. (Does not appear to affect property. Lines may be gone or underground.)

Y. Right of Way and Easement dated October 15, 1980, from NS Land Company to Central Power and Light Company, recorded under Clerk's File No. 295084, Volume 630, Page 207, Deed Records, San Patricio County, Texas. (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23632. 6. 01. 03). (Affects Tract A, shown on survey).

Z. Right of Way and Easement dated March 24, 1981, from NS Land Company to Central Power and Light Company, recorded under Clerk's File No. 297977, Volume 634, Page 502, Deed Records, San Patricio County, Texas (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23632. 6. 01. 03). (Affects Tract A, shown on survey).

AA. Right of Way and Easement dated November 6, 1981, from Baker's Port, Inc., a Texas Corporation to Central Power and Light Company, recorded under Clerk's File No. 310571, Volume 651, Page 335, Deed Records, San Patricio County, Texas (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23632. 6. 01. 03). (Affects Tract A, shown on survey).

AB. Right of Way and Easement from Baker's Port, Inc. to Central Power and Light Company, dated July 18, 1985, recorded under Clerk's File No. 347887, Deed Records, San Patricio County, Texas. (Partially Defined) (Affects Tract A, shown on survey).

AC. Terms and conditions of Franchise Agreement executed by and between the Port of Corpus Christi Authority of Nueces County, Texas to Aker Gulf Marine dated February 17, 1995, filed for record under Clerks File No. 445035, Official Public Records of San Patricio County, Texas. (Blanket agreement. Affects Tract A).

AD. Agreement with respect to Easement Rights executed by and between Kiewit Construction Group, Inc. and Ingleside Channel and Dock Co., dated February 27, 1990, filed for record in the Office of the County Clerk of San Patricio County under Clerk's File No. 365911 on February 28, 1990, and the Office of the County Clerk of Nueces County under Clerk's File No. 700121, on April 2, 1990. Quitclaim and Termination of Easement Rights dated September 12, 1996, recorded under Clerk's File No. 445336, Official Public Records of San Patricio County, Texas; together with additional rights and covenants contained in said document. (See item AE, does not affect Tract A, shown on survey).

AE. All terms and conditions contained in Cross Conveyance and Bulkhead Agreement dated February 14, 1995, executed by and between the Port of Corpus Christi Authority of Nueces County, Texas, to and with Aker Gulf Marine, a Texas general partnership, recorded under Clerk's File No. 445100, Official Public Records of San Patricio County, Texas. (Does not affect Tract A, show on survey.)

AF. Easement and/or Right of Way and Station Site Agreement dated September 19, 1963, from Ingleside Land Company to Sun Pipe Line Co, recorded under Clerk's File No. 180415, Volume 296, Page 412, Deed Records of San Patricio County, Texas. (Blanket Easement) (Release of Right of Way from Koch may remove this exception from any policy issued hereunder.)

AG. Easement and/or Right of Way for Station and Site Agreement dated May 29, 1953, from Ingleside Land Company to Sun Pipe Line Co, recorded under Clerk's File No. 89881, Volume 182, Page 548, Deed Records of San Patricio County, Texas. (Blanket Easement. Affects 25.369 Acre tract only.) (Release of Right of Way from Koch may remove this exception from any policy issued hereunder.)

AH. Easement and/or Right of Way dated March 28, 1962, from Ingleside Land Company to Sun Pipe Line Company recorded under Clerk's File No. 149618, Volume 276, Page 413, Deed Records of San Patricio County, Texas. (Blanket Agreement, no opinion.)

AI. Easement and/or Right of Way dated February 6, 1947, from Ingleside Land Company to Central Power and Light Company, recorded under Clerk's File No. 53936, Volume 151, Page 118, Deed Records of San Patricio County, Texas. (Blanket Easement), no opinion. The schedule B item for item AI refers to "Tract II" which may be the same as Tract B, but it is uncertain.)

AJ. Pipeline Right of Way dated June 11, 2002 from CSO Aker Maritime, Inc. to Cabot Oil & Gas Corporation, recorded under Clerk's File No. 512752, Official Real Property Records of San Patricio County, Texas. (Affects Tract C, shown on survey.)

AK. Terms, conditions and stipulations contained in Patent dated August 23, 1956, from State of Texas to San Patricio Navigation District No. 1, Patent No. 198, Volume 28-B, recorded under Clerk's File No. 125183, Volume 237, Page 338, Deed Records of San Patricio County, Texas. (affects Tracts A and B, shown on survey).

AL. Terms, conditions and stipulations contained in Warranty Deed dated April 16, 1973 from San Patricio Navigation District No. 1 to National Steel Company, recorded under Clerk's File No. 228094, Volume 485, Page 394, Deed Records, San Patricio County, Texas. (same land described in item AK, affects Tracts A and B, shown on survey).

AM. Terms and provision contained in Assignment dated January 31, 2008, executed by and between Gulf Marine Fabricators (f/k/a Aker Gulf Marine) to and with New Vision, recorded under Clerk's File No. 553139, Real Property Records of San Patricio County, Texas. (No opinion)

AN. Terms and provision of Industrial District Agreement No. 6 dated April 18, 2016, between the City of Aransas Pass, Texas, and Gulf Marine Fabricators, L.P., recorded at File No. 658542, Official Public Records of San Patricio County, Texas. (Tracts A, B, and C are described in document as recorded in the San Patricio County Clerk Records. No opinion).

AO. Terms and provision of Water Use Permit No. 12890, from Texas Commission on Environmental Quality, to Gulf Marine Fabricators, L.P., recorded at File No. 642393, Official Public Records of San Patricio County, Texas. (No Opinion)

SURVEYOR'S CERTIFICATION

To Morgan, Lewis & Bockius LLP, Buckeye Partners, L.P., Alamo Title Insurance and New Vision, L.P.:

The property herein is one and the same as described in the commitment prepared by Alamo Title Insurance Company under Commitment No. ATCH17074233 with an effective date of October 30, 2017.

This is to certify that this map or plat and the survey on which it is based were made in accordance with the 2016 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Survey, jointly established and adopted by ALTA and NSPS, and includes items 1, 2, 3, 4, 6a, 6b, 7a, 7b1, 7c, 8, 9, 11, 13, 15, 16, 17, 18 & 19 of Table A thereof. The field work was completed on November 16, 2017.

Date of Plat or Map: 12/14/17

12-18-17
ANDREW JIMENEZ
RPLS NO. 6270

STATE OF TEXAS
REGISTERED
ANDREW JIMENEZ
6270
PROFESSIONAL
LAND SURVEYOR

PREPARED BY:

LW SURVEY COMPANY
1519 E. COMMON ST.,
SUITE 1001, BLDG. "J"
NEW BRAUNFELS, TX 78130
Firm No. 10193785
830-387-4525

REVISIONS

NO.	DESCRIPTION	DATE	BY	CHK.
1	FOR ISSUE	12/18/17	OPS	AJ

BUCKEYE PARTNERS, L.P.

NEW VISION, L.P.
TRACT B - 5.384 ACRES
200 F.M. 1069, INGLESIDE, TEXAS

SAN PATRICIO COUNTY TEXAS

SCALE: 1"=100'	DRAWING CREATION	OPS 11/28/17	CHECKED	AJ 12/01/17	PLOT DATE	OPS 12/18/17

DRAWING NUMBER 52361-TX-PR-002.000 REV. 0

{B1208404.2}

Exhibit “A”
ALTA Survey Sheet 3

INGLESIDE, TX
LOCATION
N

VICINITY MAP
N.T.S.

LEGEND

- PROPERTY LINE (SUBJECT TRACT)
- PROPERTY LINE (ADJOINER)
- EASEMENT LINE
- CENTERLINE EASEMENT
- CENTERLINE ROAD
- EDGE OF ROAD
- OVERHEAD POWER LINE
- COUNTY LINE
- SURVEY/ABSTRACT LINE
- FEMA FLOOD ZONE LINE
- 1958 SHORE LINE
- COE R.O.W. LINE
- CENTERLINE INTRACOASTAL WATERWAY
- TOPOGRAPHIC LINES
- PARKING SPACES (386)
- HANDICAPPED PARKING SPACE (1)
- PROPERTY ACCESS POINT
- POWER POLE
- FOUND CONCRETE MONUMENT
- FOUND IRON ROD

LINE TABLES

(SURVEYED)

LINE	BEARING	DISTANCE
L1	N 21°01'37" E	890.70'
L2	S 61°41'44" E	1073.51'
L3	S 14°53'47" W	786.49'
L4	S 48°05'04" E	250.89'
L5	S 21°01'36" W	130.28'
L6	N 61°41'44" W	1379.93'

(RECORDED)

LINE	BEARING	DISTANCE
L1	N 21°18'45" E	890.70'
L2	S 61°24'35" E	1073.51'
L3	S 15°10'58" W	786.45'
L4	S 30°47'55" E	250.89'
L5	S 21°18'45" W	130.28'
L6	N 61°24'35" W	1379.93'

NOTES:

1. ALL SURVEYING WAS PERFORMED BY LW SURVEY COMPANY FROM GPS OBSERVATIONS. THIS DRAWING REPRESENTS THE CONDITIONS THAT EXISTED AT THE TIME OF THE SURVEY CONDUCTED NOVEMBER 13 - 16, 2017.
2. GROSS LAND AREA = 180.30 ACRES (7,853,078.492 SQ. FT).
3. METES AND BOUNDS DESCRIPTION ACCOMPANIES THE DRAWING.
4. BEARINGS BASED ON THE TEXAS STATE PLANE COORDINATES (SOUTH CENTRAL ZONE), NAD83.
5. TRACTS A, B, AND C ARE CONTIGUOUS WITH NO APPARENT GAPS OR GORES BETWEEN THEM.
6. NO PHYSICAL ADDRESS OBSERVED THROUGHOUT TRACTS A, B, AND C.
7. SOME FEATURES SHOWN ON THIS SURVEY MAY BE OUT OF SCALE FOR CLARITY.
8. THERE ARE NO VISIBLE ENCROACHMENTS.
9. THERE IS NO ZONING INFORMATION AVAILABLE TO PLAT.
10. TRACT A HAS DIRECT PHYSICAL ACCESS TO FM ROAD 1069, A PUBLICLY DEDICATED STREET. TRACT B DOES NOT HAVE DIRECT PHYSICAL ACCESS TO FM ROAD 1069, A PUBLICLY DEDICATED STREET. TRACT C DOES NOT HAVE DIRECT PHYSICAL ACCESS TO FM ROAD 1069, A PUBLICLY DEDICATED STREET.
11. DECLARATION IS MADE TO ORIGINAL PURCHASER OF THE SURVEY. IT IS NOT TRANSFERABLE TO ANY ADDITIONAL OR SUBSEQUENT OWNERS.
12. EXCEPTIONS PERTAINING TO OIL AND GAS RECORDS, MINERAL LEASES, ROYALTIES OR RESERVATIONS WERE NOT REVIEWED TO DETERMINE IF THEY DO OR DO NOT AFFECT THE SUBJECT PROPERTY.
13. NO OBSERVABLE EVIDENCE OF EARTH MOVING WORK, BUILDING CONSTRUCTION OR BUILDING ADDITIONS AT TIME OF SURVEY.
14. NO CHANGES IN STREET RIGHT OF WAY LINES EITHER COMPLETED OR PROPOSED. NO OBSERVABLE EVIDENCE OF RECENT STREET OR SIDEWALK CONSTRUCTION REPAIRS.
15. NO OBSERVABLE EVIDENCE OF SITE USE AS A SOLID WASTE DUMP, SUMP OR SANITARY LANDFILL.
16. MAJOR INTERIOR ROADS LOCATED WITH GPS.

Flood Note:

By graphic plotting only, this property is in Zone AE EL 7', Zone AE EL 9' and Zone X, of the Flood Insurance Rate Map, Community Panel Number 48409C 0685E and Community Panel Number 48409C 0610E City of Corpus Christi, Texas, both bear an effective date of November 4, 2016 and is in a Special Flood Hazard Area.

SAN PATRICIO COUNTY, TEXAS
N
VON ZACHARIAS SURVEY ABSTRACT 272
VON ZACHARIAS SURVEY PART 1 ABSTRACT 271
SAN PATRICIO NAVIGATION DISTRICT NO. 1 SURVEY NO. 198, PATENT NO. 198 VOL. 28-B
A. D. MILROY SURVEY ABSTRACT 408
TRACT C
NEW VISION, L.P.
26.356 ACRES
DOC. NO. 553138
O.P.R.S.P.C.T.
TRACT B
NEW VISION, L.P.
5.348 ACRES
DOC. NO. 553138
O.P.R.S.P.C.T.
TRACT A
NEW VISION, L.P.
180.35 ACRES
DOC. NO. 553138
O.P.R.S.P.C.T.
ITEM AB
C.P. & L. CO. EASEMENT
TRACT A
12.08 ACRES
FILE NO. 341867
D.R.S.P.C.T.
ITEM AK
12" TENNECO PIPELINE
L1
L2
L3
L4
L5
L6
100 0 50 100 200 400
SCALE IN FEET

Title Commitment:

This survey does not constitute a title search by the surveyor. All information regarding record easements, adjoiners, and other documents that might affect the quality of a title to tract shown hereon was gained from Title Commitment prepared by:

Alamo Title Insurance
Commitment No. ATCH17074233

A-G. No opinion.

H-T. Mineral rights. No opinion.

U. Right of Way and Surface Lease Agreement (including right of way easement contained therein) dated January 1, 1947, executed by and between Ingleside Land Company to and with Sun Pipe Line Company, recorded under Clerk's File No. 56665, Volume 153, Page 233, Deed Records of San Patricio County, Texas. Said lease amended by instrument dated June 4, 1973, to surrender and/or release 96 acres, more or less, from original 200 acres lease, recorded under Clerk's file No. 229116, Volume 466, Page 126, Deed Records of San Patricio County, Texas. Agreement dated May 15, 1964, between Commissioner's Court, San Patricio County, Texas and Sun Pipe Co. recorded under Clerk's File No. 99058, Volume 194, Page 591, Deed Records of San Patricio County, releasing provision for construction and maintenance of roadway easement as originally provided for therein. Said lease conveyed and assigned by Blanket Conveyance dated June 6, 1991, from Sun Pipe Line Company to Koch Industries, Inc., recorded under Clerk's File No. 358374, Official Public Records of Real Property of San Patricio County, Texas; final, blanket assignment of all interest dated June 14, 1991 from Koch Industries Inc. to Koch Gathering System, Inc. recorded under Clerk's File No. 397914, Official Public Records of Real Property of San Patricio County, Texas. (Affects Tract A, shown on survey.)

V. Right of Way and Easement dated August 29, 1960, from Ingleside Land Company to Tennessee Gas Transmission Company, recorded under Clerk's File No. 71076, Volume 185, Page 352, Deed Records of San Patricio County, Texas. (Affects Tracts A, B and C, shown on survey.)

W. Right of Way and Easement dated August 11, 1952, from Ingleside Land Company to Central Power and Light Company, recorded under Clerk's File No. 83896, Volume 179, Page 26, Deed Records of San Patricio County, Texas. (Blanket easement, does not appear to affect Tracts A, B, or C. It is a power easement that has evidence of a power poles along the west and east right of way of FM 1069, located at Tract B that has the purpose of supplying power to the existing pipeline (item 10u). The existing power poles along the road right-of-way coincidentally are next to the existing pipeline, but there does not appear to be any power coming into the pipeline or surface sites in the area.)

X. Right of Way and Easement dated January 27, 1947, from Ingleside Land Company to Central Power and Light Company, recorded under Clerk's File No. 94287, Volume 187, Page 61, Deed Records of San Patricio County, Texas. (Does not appear to affect property. Lines may be gone or underground.)

Y. Right of Way and Easement dated October 15, 1980, from NS Land Company to Central Power and Light Company, recorded under Clerk's File No. 295084, Volume 630, Page 207, Deed Records, San Patricio County, Texas. (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23632.6.01.00). (Affects Tract A, shown on survey).

Z. Right of Way and Easement dated March 24, 1981, from NS Land Company to Central Power and Light Company, recorded under Clerk's File No. 297077, Volume 634, Page 522, Deed Records, San Patricio County, Texas (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23632.6.01.00), (Affects Tract A, shown on survey).

AA. Right of Way and Easement dated November 8, 1961, from Baker's Port, Inc., a Texas Corporation to Central Power and Light Company, recorded under Clerk's File No. 310871, Volume 651, Page 335, Deed Records, San Patricio County, Texas (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23632.6.01.00), (Affects Tract A, shown on survey).

AB. Right of Way and Easement from Baker's Port, Inc. to Central Power and Light Company, dated July 16, 1985, recorded under Clerk's File No. 347867, Deed Records, San Patricio County, Texas. (Partially Defined) (Affects Tract A, shown on survey).

AC. Terms and conditions of Franchise Agreement executed by and between the Port of Corpus Christi Authority of Nueces County, Texas to Aker Gulf Marine dated February 17, 1995, filed for record under Clerk's File No. 445035, Official Public Records of San Patricio County, Texas. (Blanket agreement, Affects Tract A).

AD. Agreement with respect to Easement Rights executed by and between Kiewit Construction Group, Inc. and Ingleside Channel and Dock Co., dated February 27, 1990, filed for record in the Office of the County Clerk of San Patricio County under Clerk's File No. 385911 on February 28, 1990, and the Office of the County Clerk of Nueces County under Clerk's File No. 709121, on April 2, 1990, Quitclaim and Termination of Easement Rights dated September 12, 1996, recorded under Clerk's File No. 445098, Official Public Records of San Patricio County, Texas; together with additional rights and covenants contained in said document. (See item AE, does not affect Tract A, shown on survey).

AE. All terms and conditions contained in Cross Conveyance and Bulkhead Agreement dated February 14, 1995, executed by and between the Port of Corpus Christi Authority of Nueces County, Texas, to and with Aker Gulf Marine, a Texas general partnership, recorded under Clerk's File No. 445100, Official Public Records of San Patricio County, Texas. (Does not affect Tract A, show on survey.)

AF. Easement and/or Right of Way and Station Site Agreement dated September 16, 1969, from Ingleside Land Company to Sun Pipe Line Co., recorded under Clerk's File No. 160415, Volume 255, Page 412, Deed Records of San Patricio County, Texas. (Blanket Easement) (Release of Right of Way from Koch may remove this exception from any policy issued hereunder.)

AG. Easement and/or Right of Way for Station and Site Agreement dated May 25, 1953, from Ingleside Land Company to Sun Pipe Line Co., recorded under Clerk's File No. 89561, Volume 182, Page 548, Deed Records of San Patricio County, Texas. (Blanket Easement, Affects 23.356 Acre tract only.) (Release of Right of Way from Koch may remove this exception from any policy issued hereunder.)

AH. Easement and/or Right of Way dated March 26, 1962, from Ingleside Land Company to Sun Pipe Line Company recorded under Clerk's File No. 149516, Volume 276, Page 413, Deed Records of San Patricio County, Texas. (Blanket Agreement, no opinion.)

AI. Easement and/or Right of Way dated February 5, 1947, from Ingleside Land Company to Central Power and Light Company, recorded under Clerk's File No. 53306, Volume 151, Page 118, Deed Records of San Patricio County, Texas. (Blanket Easement, no opinion. The schedule B item for item AI refers to "Tract II" which may be the same as Tract B, but it is uncertain.)

AJ. Pipeline Right of Way dated June 11, 2002 from CEO Aker Maritime, Inc. to Cabot Oil & Gas Corporation, recorded under Clerk's File No. 512752, Official Real Property Records of San Patricio County, Texas. (Affects Tract C, shown on survey.)

AK. Terms, conditions and stipulations contained in Patent dated August 29, 1958, from State of Texas to San Patricio Navigation District No. 1, Patent No. 198, Volume 28-B, recorded under Clerk's File No. 125183, Volume 237, Page 338, Deed Records of San Patricio County, Texas. (affects Tracts A and B, shown on survey).

AL. Terms, conditions and stipulations contained in Warranty Deed dated April 16, 1973 from San Patricio Navigation District No. 1 to National Steel Company, recorded under Clerk's File No. 228094, Volume 465, Page 394, Deed Records, San Patricio County, Texas. (same land described in item AK, affects Tracts A and B, shown on survey).

AM. Terms and provision contained in Assignment dated January 31, 2006, executed by and between Gulf Marine Fabricators (f/k/a Aker Gulf Marine) to and with New Vision, recorded under Clerk's File No. 553139, Real Property Records of San Patricio County, Texas. (No opinion)

AN. Terms and provision of Industrial District Agreement No. 8 dated April 18, 2016, between the City of Aransas Pass, Texas, and Gulf Marine Fabricators, L.P., recorded at File No. 658542, Official Public Records of San Patricio County, Texas. (Tracts A, B, and C are described in document as recorded in the San Patricio County Clerk Records. No opinion).

AO. Terms and provision of Water Use Permit No. 12830, from Texas Commission on Environmental Quality, to Gulf Marine Fabricators, L.P., recorded at File No. 642333, Official Public Records of San Patricio County, Texas. (No Opinion)

SURVEYOR'S CERTIFICATION

To Morgan, Lewis & Bockius LLP, Buckeye Partners, L.P., Alamo Title Insurance and New Vision, L.P.:

The property herein is one and the same as described in the commitment prepared by Alamo Title Insurance Company under Commitment No. ATCH17074233 with an effective date of October 30, 2017.

This is to certify that this map or plat and the survey on which it is based were made in accordance with the 2016 Minimum Standard Detail Requirements for ALTA/ACSM Land Title Survey, jointly established and adopted by ALTA and NSPS, and includes items 1, 2, 3, 4, 6a, 6b, 7a, 7b1, 7c, 8, 9, 11, 13, 15, 16, 17, 18 & 19 of Table A thereof. The field work was completed on November 16, 2017.

Date of Plat or Map: 12/14/17

12-18-17
ANDREW JIMENEZ
RPLS NO. 6270

STATE OF TEXAS REGISTERED ANDREW JIMENEZ 6270 PROFESSIONAL LAND SURVEYOR

PREPARED BY:

LW SURVEY COMPANY
1619 E. COMMON ST.,
SUITE 1001, BLDG. "J"
NEW BRAUNFELS, TX 78130
Firm No. 10193785
830-387-4525

REVISIONS

NO.	DESCRIPTION	DATE	BY	CHK.
△	FOR ISSUE	12/18/17	GPS	AJ
△				
△				
△				
△				
△				
△				
△				

BUCKEYE PARTNERS, L.P.

NEW VISION, L.P.
TRACT C - 26.356 ACRES
200 F.M. 1069, INGLESIDE, TEXAS

SAN PATRICIO COUNTY — TEXAS

SCALE: 1"=100'	DRAWING CREATION	GPS 11/28/17	CHECKED	AJ 12/01/17	PLOT DATE	GPS 12/18/17

DRAWING NUMBER: 52361-TX-PR-003.000 — REV. 0

{B1208404.2}

{B1208404.2}

{B1208404.2}

{B1208404.2}

{B1208404.2}

{B1208404.2}

{B1208404.2}

Exhibit “B”

(Permitted Exceptions)

{B1208404.2}

{B1208404.2}

(continued)

i. Ratification from C. J. Picton, as Independent Executor of The Estate of Carrie Picton, Deceased, joined with Ima Hogg Foundation to National Steel Corporation, dated January 15, 1969, recorded under Clerk's File No. 196741, Volume 210, Page 97, Oil and Gas Records of San Patricio County, Texas; all together with all rights incident to the owners and lessees of the minerals. Title to said interests not checked subsequent to date of aforesaid instrument.

q. Mineral and Royalty Deed from Ima Hogg Foundation to Board of Regents of the University of Texas System, as Trustee of the Hogg Foundation, W. C. Hogg Memorial Fund dated May 1, 1981, recorded under Clerk's File No. 297212, Volume 305, Page 736, Oil and Gas Records of San Patricio County, Texas; together with all rights incident to the owners and lessees of the minerals. Title to said interest not checked subsequent to date of aforesaid instrument.

r. Mineral Deed from NS Land Company to National Steel Corporation, dated August 12, 1981, recorded under Clerk's File No. 300445, Volume 308, Page 359, Oil and Gas Records of San Patricio County, Texas; together with all, rights incident to the owners and lessees of the minerals. Title to said interest not checked subsequent to date of aforesaid instrument.

s. Mineral Deed from Natland Corporation to Baker's Port, Inc., dated August 26, 1981, recorded under Clerk's File No. 300447, Volume 308, Page 377, Oil and Gas Records of San Patricio County, Texas; together with all rights incident to the owners and lessees of the minerals. Title to said interest not checked subsequent to date of aforesaid instrument.

t. Exception and Reservation of all oil, gas and other minerals as shown by conveyance of "the surface estate only" by Warranty Deed dated September 8, 1969, from Louis L. Seiffert to National Steel Company, recorded under Clerk's File No. 200698, Volume 396, Page 304, Deed Records of San Patricio County, Texas; together with all rights incident to the owners and lessees of the minerals. Title to said interest not checked subsequent to date of aforesaid instrument.

u. Right of Way and Surface Lease Agreement (including right of way easement contained therein) dated January 1, 1947, executed by and between Ingleside Land Company to and with Sun Pipe Line Company, recorded under Clerk's File No. 56885, Volume 153, Page 253, Deed Records of San Patricio County, Texas. Said Lease amended by instrument dated June 4, 1973, to surrender and/or release 95 acres, more or less, from original 200 acres lease, recorded under Clerk's File No. 229116, Volume 468, Page 126, Deed Records of San Patricio County, Texas. Agreement dated May 10, 1954 between Commissioner's Court, San Patricio County, Texas and Sun Pipe Line Co. recorded under Clerk's File No. 99358, Volume 194, Page 591, Deed Records of San Patricio County, Texas, releasing provision for construction and maintenance of roadway easement as originally provided for therein. Said Lease conveyed and assigned by Blanket Conveyance dated June 5, 1991, from Sun Pipe Line Company to Koch Industries, Inc., recorded under Clerk's File No. 396374, Official Public Records of Real Property of San Patricio County, Texas; final, blanket assignment of all interest dated June 14, 1991 from Koch Industries, Inc. to Koch Gathering Systems, Inc., recorded under Clerk's File No. 397618, Official Public Records of Real Property of San Patricio County, Texas.

v. Right of Way and Easement dated August 28, 1950 from Ingleside Land Company to Tennessee Gas Transmission Company, recorded under Clerk's File No. 71075, Volume 165, Page 352, Deed Records of San Patricio County, Texas. (Defined Easement)

w. Intentionally deleted.

x. Intentionally deleted.

y. Right of Way and Easement dated October 15, 1980 from NS Land Company to Central Power and Light Company, recorded under Clerk's File No. 295084, Volume 630, Page 207, Deed Records of San Patricio County, Texas. (Affects tract commonly known as the "Triangle", as identified on survey prepared by

{B1208404.2}

(continued)

Urban Engineering, Job No. 23632.96.01.03).

z. Right of Way and Easement dated March 24, 1981, from NS Land Company to Central Power and Light Company, recorded under Clerk's File No. 297977, Volume 634, Page 502, Deed Records of San Patricio County, Texas. (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23632. 96. 01. 03).

aa. Right of Way and Easement dated November 6, 1981, from Baker's Port, Inc., a Texas Corporation to Central Power and Light Company, recorded under Clerk's File No. 310571, Volume 651, Page 335, Deed Records of San Patricio County, Texas. (Affects tract commonly known as the "Triangle", as identified on survey prepared by Urban Engineering, Job No. 23632. 96. 01. 03).

ab. Right of Way and Easement from Baker's Port, Inc., to Central Power and Light Company, dated July 16, 1985, recorded under Clerk's File No. 341867, Deed Records of San Patricio County, Texas. (Partially Defined)

ac. Terms and conditions of Franchise Agreement executed by and between the Port of Corpus Christi Authority of Nueces County, Texas to Aker Gulf Marine dated February 17, 1995, filed for record under Clerk's File No. 445035, Official Public Records of San Patricio County, Texas.

ad. Intentionally deleted.

ae. Intentionally deleted.

af. Easement and/or Right of way and Station Site Agreement dated September 19, 1963, from Ingleside Land Company to Sun Pipe Line Co., recorded under Clerk's File No. 160415,Volume 295, Page 412, Deed Records of San Patricio County, Texas. (Blanket Easement) (Release of Right of Way from Koch may remove this exception from any policy issued hereunder.)

ag. Easement and/or Right of Way for Station and Site Agreement dated May 29, 1953, from Ingleside Land Company to Sun Pipe Line Company, recorded under Clerk's File No. 89561, Volume 182, Page 548, Deed Records of San Patricio County, Texas. (Blanket Easement) (Release from Koch may remove this exception from any policy issued hereunder.)

ah. Easement and/or Right of way dated March 28, 1962, from Ingleside Land Company to Sun Pipe Line Company, recorded under Clerks File No. 149518, Volume 276, Page 413, Deed Records of San Patricio County, Texas. (Blanket Easement & Subject to Blanket Assignments recorded under Clerk's File No. 396374 & 397618, Official Public Records of Real Property of San Patricio County, Texas)

ai. Easement and/or Right of way dated February 5, 1947 from Ingleside Land Company to Central Power and Light Company, recorded under Clerk's File No. 53995, Volume 151, Page 118, Deed Record, of San Patricio County, Texas. (Blanket Easement) (Affects Tract II only)

aj. Pipeline Right of Way dated June 11, 2002, from CSO Aker Maritime, Inc. to Cabot Oil & Gas Corporation, recorded under Clerk's File No. 512752, Official Real Property Records of San Patricio County, Texas.

ak. Terms, conditions and stipulations contained in Patent dated August 29, 1958, from State of Texas to San Patricio Navigation District No. 1, Patent No. 198, Volume 28-B, recorded under Clerk's File No. 125163, Volume 237, Page 338, Deed Records of San Patricio County, Texas.

al. Terms, conditions and stipulations contained in Warranty Deed dated April 16, 1973 from San Patricio Navigation District No. 1 to National Steel Company, recorded under Clerk's File No. 228094, Volume 465, Page 394, Deed Records, San Patricio County, Texas.

{B1208404.2}

{B1208404.2}

{B1208404.2}

Schedule 9

(Form of Memorandum of Option Agreement)

Record and Return to:
David Boone
c/o Buckeye Partners, L.P.
Senior Manager
Right of Way,
Real Estate and Damage Prevention
Five TEK Park
9999 Hamilton Blvd.
Breinigsville, PA 18031

MEMORANDUM OF REAL ESTATE
PURCHASE OPTION AND CONTRACT

THIS MEMORANDUM OF REAL ESTATE PURCHASE OPTION AND CONTRACT is made this _____ day of December, 2017 (“Memorandum”) by and between GULF MARINE FABRICATORS. L.P., a Texas limited partnership, its successors and assigns (the “Seller”), having an address of 16225 Park Ten Place, Suite 280, Houstom, TX 77084 and BUCKEYE PIPE LINE CO., L.P., a Delaware limited partnership (the “Purchaser”), having an address of 5 Tek Park, 9999 Hamilton Blvd., Breinigsville, PA 18031.
WITNESSETH THAT:
NOTICE IS HEREBY GIVEN that Seller and Purchaser entered into a Real Estate Purchase Option and Contract dated December ____, 2017 (“Effective Date”) pursuant to which Purchaser has the exclusive right and option (“Purchase Option”) to purchase from Seller that certain real property located in the State of Texas, County of San Patricio, with an address of 200 F.M. 1069, Ingleside, Texas 78362 consisting of approximately 212 acres, together with any and all improvements located thereon (collectively, “Property”), which Property is more particularly described in Exhibit A attached hereto and made a part hereof (the “Contract”). The Purchase Option may be exercised by Purchaser at any time during the period commencing on the Effective Date and continuing until 5:00pm CST on April 25, 2018 (“Purchase Option Period”). Purchaser has the right, at its option, to extend the Purchase Option Period for an additional thirty (30) day period expiring at 5:00pm CST on May 25, 2018.
This Memorandum is intended to provide notice of record of the Purchase Option and Contract, the terms and conditions of which are incorporated herein by reference. This Memorandum may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same instrument.

{B1208404.2}

[Balance of Page Intentionally Blank; Signatures Follow]

{B1208404.2}

IN WITNESS WHEREOF, Seller and Purchaser have caused this Memorandum of Real Estate Purchase Option and Contract to be executed as of the day and year first above written.

Witnesses: __________________________ Name: __________________________ Name:	GULF MARINE FABRICATORS. L.P., a Texas limited partnership By: _____________________________ Name: Title:

Witnesses: __________________________ Name: __________________________ Name:	BUCKEYE PIPE LINE CO., L.P., a Delaware limited partnership By: _____________________________ Name: Title:

{B1208404.2}

SELLER ACKNOWLEDGEMENT:

STATE OF __________________:
: SS.
COUNTY OF    ________________:

BE IT REMEMBERED, that on this ____ day of December, 2017, before me, the subscriber, personally appeared ______________, the ___________________ of GULF MARINE FABRICATORS. L.P., a Texas limited partnership, who, I am satisfied, is the person who signed the within instrument and acknowledged that (s)he signed, sealed and delivered the same as such ____________________ aforesaid, and that the within instrument is the voluntary act and deed of such limited partnership.

____________________________________
Notary Public
My Commission Expires: _________, ____

BUYER ACKNOWLEDGEMENT:

STATE OF __________________:
: SS.
COUNTY OF    ________________:

BE IT REMEMBERED, that on this ____ day of December, 2017, before me, the subscriber, personally appeared ______________, the ___________________ of MainLine GP LLC, as the general partner of MainLine L.P., as the general partner of BUCKEYE PIPE LINE CO., L.P., a Delaware limited partnership, who, I am satisfied, is the person who signed the within instrument and acknowledged that (s)he signed, sealed and delivered the same as such ____________________ aforesaid, and that the within instrument is the voluntary act and deed of such limited partnership.
____________________________________
Notary Public
My Commission Expires: _________, ____

{B1208404.2}

{B1208404.2}

EXHIBIT A
Legal Description

{B1208404.2}
30